Exhibit 99.1

Galton Fund Mortgage Trust 2017-1
Mortgage Pass-Through Certificates, Series 2017-1
Sample Mortgage Loan Agreed-Upon Procedures

Report To:
GMRF Mortgage Acquisition Company LLC
Galton Mortgage Loan Depositor LLC

7 December 2016

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures
GMRF Mortgage Acquisition Company LLC Galton Mortgage Loan Depositor LLC 330 Madison Avenue, 36th Floor New York, New York 10017

Re:	Galton Fund Mortgage Trust 2017‑1 (the “Issuing Entity”) Mortgage Pass-Through Certificates, Series 2017‑1 (the “Certificates”) Sample Mortgage Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist Galton Mortgage Loan Depositor LLC (the “Depositor”) in evaluating the accuracy of certain information with respect to a pool of mortgage loans (the “Mortgage Loans”) relating to the Issuing Entity’s securitization transaction.  This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, GMRF Mortgage Acquisition Company LLC (the “Sponsor”), on behalf of the Depositor, provided us with:
a.	Electronic data files labeled:
i.
“Book11.xlsx” (the “Loan Listing Data File”) that the Sponsor, on behalf of the Depositor, indicated contains a list of identification numbers (the “Galton Loan Numbers”) corresponding to certain mortgage loans (the “Preliminary Mortgage Loans”) that are expected to be representative of the Mortgage Loans and

ii.
“Copy of Random Sample Galton 2016-1 (201).xlsx” and the corresponding record layout and decode information (the “Preliminary Sample Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information on the Sample Mortgage Loans (as defined in Attachment A) as of 1 November 2016,

b.	Imaged copies of the:
i.	Promissory note (the “Promissory Note”),
ii.	Loan application (the “Loan Application”),
iii.	Appraisal report and field review (collectively and as applicable, the “Appraisal”),
iv.	Collateral desktop analysis review (the “CDA Review”),
v.	Settlement statement or closing disclosure (collectively and as applicable, the “Settlement Statement”),
vi.	Credit report (the “Credit Report”) and
vii.	Underwriting summary (the “Underwriting Summary,” together with the Promissory Note, Loan Application, Appraisal, CDA Review, Settlement Statement and Credit Report, the “Source Documents”)
relating to the Sample Mortgage Loans,
c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Sample Data File, which are listed on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Depositor is responsible for the Loan Listing Data File, Preliminary Sample Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Preliminary Sample Data File.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Loan Listing Data File, Source Documents or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Mortgage Loans, Sample Mortgage Loans or Mortgage Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originators of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

7 December 2016

Attachment A

Procedures performed and our associated findings

1.
As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 201 Preliminary Mortgage Loans (the “Sample Mortgage Loans”) from the Loan Listing Data File.  For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Mortgage Loans they instructed us to select from the Loan Listing Data File.

For the purpose of the procedures described in this report, the 201 Sample Mortgage Loans are referred to as Sample Mortgage Loan Numbers 1 through 201.

2.
For each mortgage loan on the Loan Listing Data File and Preliminary Sample Data File, we compared the Galton Loan Number, as shown on the Loan Listing Data File, to the corresponding Galton Loan Number, as shown on the Preliminary Sample Data File, and noted that:

a.	201 of the Preliminary Mortgage Loans included on the Loan Listing Data File were included on the Preliminary Sample Data File,
b.	201 of the Preliminary Mortgage Loans included on the Loan Listing Data File were not included on the Preliminary Sample Data File (the “Removed Preliminary Mortgage Loans”),
c.	No mortgage loans other than the Sample Mortgage Loans were included on the Preliminary Sample Data File and
d.	None of the Removed Preliminary Mortgage Loans were Sample Mortgage Loans.

3.
For each Sample Mortgage Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Sample Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the qualifications, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are stated in the notes on Exhibit 1 to Attachment A.  The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Sample Data File Field Name	Source Document(s)	Note

Galton Loan Number	Galton Loan Number	Promissory Note	i.
Original principal balance	Original Loan Amount	Promissory Note
Initial interest rate	Original Interest Rate	Promissory Note
Initial monthly principal and interest payment	Original Payment Amount	Promissory Note
First payment date	First Payment Date of Loan	Promissory Note
Maturity date	Maturity Date	Promissory Note
Original term to maturity	Original Term to Maturity	(a) Promissory Note or (b) Promissory Note and recalculation	ii.
Property state	State	Promissory Note
Property zip code	Postal Code	Promissory Note
Prepayment penalty term	Prepayment Penalty Total Term	Promissory Note
Interest only term	Original Interest Only Term	Promissory Note
Index description (if applicable)	Index Type	Promissory Note
Gross margin (if applicable)	Gross Margin	Promissory Note
Initial interest rate adjustment date (if applicable)	Next Reset Date	Promissory Note
Interest rate adjustment frequency (if applicable)	Subsequent Interest Rate Reset Period	Promissory Note
Minimum interest rate (if applicable)	Lifetime Minimum Rate (Floor)	Promissory Note
Maximum interest rate (if applicable)	Lifetime Maximum Rate (Ceiling)	Promissory Note
Initial interest rate cap decrease (if applicable)	Initial Interest Rate Cap (Change Down)	Promissory Note
Initial interest rate cap increase (if applicable)	Initial Interest Rate Cap (Change Up)	Promissory Note
Subsequent interest rate cap decrease (if applicable)	Subsequent Interest Rate (Change Down)	Promissory Note
Subsequent interest rate cap increase (if applicable)	Subsequent Interest Rate Cap (Change Up)	Promissory Note
Occupancy status	Occupancy	Loan Application
Property type	Property Type	Appraisal
Appraisal value	Original Appraised Property Value	Appraisal or CDA Review	iii.

Exhibit 1 to Attachment A

Sample Characteristic	Preliminary Sample Data File Field Name	Source Document(s)	Note

Sale price (if applicable)	Sales Price	Settlement Statement
Junior lien balance	Junior Mortgage Balance	Underwriting Summary, Credit Report, Settlement Statement or Loan Application (collectively, the “Junior Lien Source Documents”)	iv.
Loan purpose	Loan Purpose	(a) Loan Application or (b) Promissory Note, Settlement Statement and recalculation	v.
Original loan-to-value ratio	Original LTV	Recalculation	vi.
Combined loan-to-value ratio	Original CLTV	Recalculation	vii.

Notes:

i.	For identification purposes only.

ii.
For the purpose of comparing the original term to maturity Sample Characteristic for each Sample Mortgage Loan that does not have the original term to maturity specifically stated on the Promissory Note, the Sponsor, on behalf of the Depositor, instructed us to calculate the original term to maturity using the first payment date and maturity date of the Sample Mortgage Loan, both as shown on the Promissory Note.

iii.
For the purpose of comparing the appraisal value Sample Characteristic for each Sample Mortgage Loan (except for Sample Mortgage Loan Number 102) with both an Appraisal and CDA Review (or more than one Appraisal and/or CDA Review), the Sponsor, on behalf of the Depositor, instructed us to use the Appraisal or CDA Review with the lowest appraisal value as the Source Document.

For the purpose of comparing the appraisal value Sample Characteristic for Sample Mortgage Loan Number 102, the Sponsor, on behalf of the Depositor, instructed us to use the price of prior sale/transfer, as shown on the Appraisal.

Exhibit 1 to Attachment A

Notes:  (continued)

iv.
For the purpose of comparing the junior lien balance Sample Characteristic for each Sample Mortgage Loan, the Sponsor, on behalf of the Depositor, provided one or more of the Junior Lien Source Documents.  The Sponsor, on behalf of the Depositor instructed us to note agreement if the information on the Preliminary Sample Data File agreed to the corresponding information on at least one of the Junior Lien Source Documents.  We performed no procedures to reconcile any differences that may exist between various Junior Lien Source Documents for the junior lien balance Sample Characteristic.

v.
For the purpose of comparing the loan purpose Sample Characteristic for each Sample Mortgage Loan with a loan purpose of “6 - First Time Home Purchase” or “7 - Other-than First Time Home Purchase,” as shown on the Preliminary Sample Data File (each, a “Purchase Sample Mortgage Loan”), the Sponsor, on behalf of the Depositor, instructed us to use the Loan Application as the Source Document.

For each Sample Mortgage Loan that is not a Purchase Sample Mortgage Loan (each, a “Refinance Sample Mortgage Loan”), the Sponsor, on behalf of the Depositor, instructed us to compute the “Amount to Borrower” as the difference between:
(a)	The original principal balance, as shown on the Promissory Note, and
(b)	The sum of:
(1)	The unpaid principal balance of the previous first mortgage loan that is being refinanced with the proceeds of the Refinance Sample Mortgage Loan,
(2)	The unpaid principal balance of any secondary financing (if applicable) relating to the subject property that is being repaid with the proceeds of the Refinance Sample Mortgage Loan and
(3)	The settlement charges relating to the Refinance Sample Mortgage Loan, all as shown on the Settlement Statement.

For the purpose of comparing the loan purpose Sample Characteristic for each Refinance Sample Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us to consider the loan purpose as:
(a)	“3 - Cash Out Refinance” if the Amount to Borrower is greater than or equal to the lesser of (i) 1% of the original principal balance, as shown on the Promissory Note, and (ii) $2,000.00 or
(b)	“9 - Rate/Term Refinance” if the Amount to Borrower is less than the lesser of (i) 1% of the original principal balance, as shown on the Promissory Note, and (ii) $2,000.00.

Exhibit 1 to Attachment A

Notes:  (continued)

vi.
For the purpose of comparing the original loan‑to‑value ratio Sample Characteristic for each Sample Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us to calculate the original loan‑to‑value ratio by:

(a)	Dividing:
(1)	The original principal balance, as shown on the Promissory Note, by
(2)	Either:
(i)
In the case of a Purchase Sample Mortgage Loan, the lesser of (a) the appraisal value, as shown on the Appraisal or CDA Review (and in accordance with the methodologies described in note iii. above) and (b) the sale price (if applicable), as shown on the Settlement Statement, or

(ii)	In the case of a Refinance Sample Mortgage Loan, the appraisal value, as shown on the Appraisal or CDA Review (and in accordance with the methodologies described in note iii. above)
and
(b)	Rounding the value calculated in (a) to the second decimal place (XX.XX%).

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to ignore absolute differences of +/- 0.01% or less.

vii.
For the purpose of comparing the combined loan‑to‑value ratio Sample Characteristic for each Sample Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us to calculate the combined loan‑to‑value ratio by:

(a)	Dividing:
(1)
The sum of (i) the original principal balance, as shown on the Promissory Note, and (ii) the junior lien balance, as shown on the Junior Lien Source Documents (and in accordance with the methodology described in note iv. above), by

(2)            Either:
(i)
In the case of a Purchase Sample Mortgage Loan, the lesser of (a) the appraisal value, as shown on the Appraisal or CDA Review (and in accordance with the methodologies described in note iii. above) and (b) the sale price (if applicable), as shown on the Settlement Statement, or

(ii)	In the case of a Refinance Sample Mortgage Loan, the appraisal value, as shown on the Appraisal or CDA Review (and in accordance with the methodologies described in note iii. above)
and
(b)            Rounding the value calculated in (a) to the second decimal place (XX.XX%).

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to ignore absolute differences of +/- 0.01% or less.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Mortgage Loan Number	Sample Characteristic	Preliminary Sample Data File Value	Source Document Value
3	Appraisal value	$600,000.00	$635,000.00

4	Appraisal value	$665,000.00	$680,000.00

7	Loan purpose	7 - Other-than First Time Home Purchase	6 - First Time Home Purchase

23	Appraisal value	$230,520.00	$235,000.00

27	Appraisal value	$1,799,000.00	$1,800,000.00

28	Appraisal value	$1,030,000.00	$1,035,000.00

29	Appraisal value	$654,938.00	$670,000.00

33	Appraisal value	$1,070,000.00	$1,090,000.00

35	Appraisal value	$233,580.00	$234,000.00

38	Appraisal value	$251,000.00	$255,000.00

39	Appraisal value	$769,000.00	$772,000.00

40	Appraisal value	$415,060.00	$417,500.00

41	Loan purpose	7 - Other-than First Time Home Purchase	6 - First Time Home Purchase

44	Appraisal value	$247,000.00	$248,000.00

54	Appraisal value	$270,000.00	$272,000.00

56	Appraisal value	$530,000.00	$545,000.00
	Loan purpose	7 - Other-than First Time Home Purchase	6 - First Time Home Purchase

60	Loan purpose	3 - Cash Out Refinance	9 – Rate/Term Refinance

62	Appraisal value	$1,150,000.00	$1,170,000.00

63	Appraisal value	$407,500.00	$408,000.00
83	Appraisal value	$660,000.00	$665,000.00

84	Appraisal value	$1,563,840.00	$1,625,000.00

Exhibit 2 to Attachment A

Sample Mortgage Loan Number	Sample Characteristic	Preliminary Sample Data File Value	Source Document Value
85	Loan purpose	6 - First Time Home Purchase	7 - Other-than First Time Home Purchase

86	Appraisal value	$649,600.00	$671,500.00

87	Appraisal value	$228,480.00	$230,000.00
	Loan purpose	6 - First Time Home Purchase	7 - Other-than First Time Home Purchase

90	Appraisal value	$226,440.00	$228,000.00

96	Appraisal value	$565,000.00	$590,000.00

107	Loan purpose	3 - Cash Out Refinance	9 – Rate/Term Refinance

110	Appraisal value	$185,000.00	$190,000.00

121	Appraisal value	$769,000.00	$779,000.00

129	Appraisal value	$843,000.00	$845,000.00

133	Appraisal value	$1,450,000.00	$1,500,000.00
	Loan purpose	7 - Other-than First Time Home Purchase	6 - First Time Home Purchase

134	Appraisal value	$987,500.00	$988,000.00

138	Appraisal value	$985,000.00	$1,010,000.00

142	Appraisal value	$1,265,000.00	$1,280,000.00

143	Appraisal value	$477,000.00	$480,000.00

146	Appraisal value	$564,191.00	$565,000.00

148	Appraisal value	$785,000.00	$792,500.00

155	Appraisal value	$195,000.00	$199,000.00

163	Appraisal value	$1,303,080.00	$1,320,000.00

168	Appraisal value	$1,735,000.00	$1,740,000.00

173	Appraisal value	$660,000.00	$665,000.00
	Loan purpose	7 - Other-than First Time Home Purchase	6 - First Time Home Purchase

Exhibit 2 to Attachment A

Sample Mortgage Loan Number	Sample Characteristic	Preliminary Sample Data File Value	Source Document Value
175	Appraisal value	$710,000.00	$720,000.00

176	Appraisal value	$1,133,000.00	$1,135,000.00

181	Appraisal value	$775,000.00	$840,000.00

183	Appraisal value	$1,100,000.00	$1,500,000.00

187	Appraisal value	$815,000.00	$830,000.00

189	Appraisal value	$995,000.00	$1,000,000.00

191	Appraisal value	$690,000.00	$694,000.00
	Loan purpose	6 - First Time Home Purchase	7 - Other-than First Time Home Purchase

196	Appraisal value	$725,500.00	$730,000.00

197	Appraisal value	$705,000.00	$710,000.00

199	Appraisal value	$777,500.00	$845,000.00

201	Appraisal value	$1,127,500.00	$1,150,000.00

Exhibit 2 to Attachment A

Note:

The Sponsor, on behalf of the Depositor, indicated that for the Sample Mortgage Loans with appraisal value Sample Characteristic differences shown above, the appraisal value, as shown on the Preliminary Sample Data File, is the lesser of the appraisal value, as shown on the Appraisal or CDA Review, and sale price (if applicable), as shown on the Settlement Statement.  The Sponsor, on behalf of the Depositor, also indicated that the appraisal value Sample Characteristic differences shown above did not result in any differences to the original loan-to-value ratio or combined loan-to-value ratio Sample Characteristics for the Sample Mortgage Loans.

We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by the Sponsor, on behalf of the Depositor, that is described in the note above.